UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2020

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)

On November 3, 2020, Canopy Growth Corporation (“Canopy Growth”), acting pursuant to authorization from its Board of Directors, determined to voluntarily withdraw the principal listing of Canopy Growth’s common shares, no par value (the “Common Shares”) from the New York Stock Exchange (“NYSE”) and transfer the listing to The Nasdaq Global Select Market (“Nasdaq”). Canopy Growth expects that listing and trading of its Common Shares on NYSE will cease at market close on Friday, November 13, 2020, and that trading of its Common Shares will begin on Nasdaq at market open on the following business day, Monday November 16, 2020.

The Common Shares have been approved for listing on Nasdaq, where they will continue to trade under the stock symbol “CGC”.

A copy of the press release issued by Canopy Growth announcing the transfer to Nasdaq is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 7.01. Regulation FD Disclosure.

Canopy Growth issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the principal listing of the Common Shares to Nasdaq.

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by Canopy Growth Corporation dated November 3, 2020 titled “Canopy Growth to Move U.S. Stock Exchange Listing to Nasdaq”.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Phil Shaer
Phil Shaer
Chief Legal Officer

Date: November 3, 2020